UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): October 6, 2004


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-W11)


                             Argent Securities Inc.
             (Exact name of registrant as specified in its charter)


Delaware
(State or Other            333-112237                 77-0599834
Jurisdiction of     (Commission File Number)         (I.R.S. Employer
Incorporation)                                        Identification
                                                      Number)


1100 Town & Country Road, Suite 1100 Orange,         92868
California                                          (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area
code:                                               (714) 564-0660

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8- OTHER EVENTS

Item 8.01. Other Events
           ------------

Description of the Certificates and the Mortgage Pool

         On October 8, 2004 (the "Closing Date"), a single series of certificates, entitled Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-W11 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), among Argent Securities Inc. as depositor (the "Registrant"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         The Certificates designated as the Series 2004-W11 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Cut-off Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $1,399,998,464.82.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Cut-off Date.

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Section 9- Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

                  1. Not applicable

                  2. Not applicable

                  3. Exhibits


                      Item 601(a) of
   Exhibit No.    Regulation SK Exhibit No.            Description
   -----------    -------------------------            -----------
        1                    99            Characteristics of the Mortgage Pool
                                           as of October 1, 2004, relating to
                                           Argent Securities Inc., Asset-Backed
                                           Pass-Through Certificates, Series
                                           2004-W11.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 6, 2004


                                                   ARGENT SECURITIES INC.


                                                   By: /s/ John P. Grazer
                                                       ----------------------
                                                   Name:   John P. Grazer
                                                   Title:  CFO



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                                Index to Exhibits


                                                                Sequentially
Exhibit No.                     Description                     Numbered Pages
-----------                     -----------                     --------------
  99.1          Characteristics  of the Mortgage  Pool as of            P
                October   1,   2004,   relating   to  Argent
                Securities Inc.,  Asset-Backed  Pass-Through
                Certificates, Series 2004-W11.